UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	May 5, 2022

First Bancorp

(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

300 SW Main Street, Southern Pines, North Carolina	28387
(Address of Principal Executive Offices)	(Zip Code)

(910) 246-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered:
Common Stock, No Par Value	FBNC	The Nasdaq Global Select Market

First Bancorp

INDEX

Page

Item 5.07 - Submission of Matters to a Vote of Security Holders	3

Signatures	4

Item 5.07 - Submission of Matters to a Vote of Security Holders

On May 5, 2022, First Bancorp (the “Company”) held its annual meeting of shareholders. At the meeting, the Company’s shareholders: (i) elected each of the 14 persons listed below under Proposal 1 to serve as a director of the Company until the 2023 annual meeting; (ii) ratified the appointment of BDO USA, LLP as the independent auditors of the Company for 2022; (iii) approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers (“Say-on- Pay”); and (iv) approved an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 40 million to 60 million.

The following table shows the results of the voting at the annual meeting.

Proposal or Name of Nominee	Shares Voted “For”	Shares Voted “Against”	Shares Withheld	Shares Abstained	Broker Non-Votes
Proposal 1: To elect 14 nominees to the Board of Directors to serve until the 2023 annual meeting of shareholders, or until their successors are elected and qualified
Mary Clara Capel	23,994,377	—	1,621,398	—	4,498,876
James C. Crawford, III	22,541,918	—	3,073,857	—	4,498,876
Suzanne S. DeFerie	25,313,906	—	301,869	—	4,498,876
Abby J. Donnelly	25,077,899	—	537,876	—	4,498,876
John B. Gould	25,046,967	—	568,808	—	4,498,876
Michael G. Mayer	24,878,498	—	737,277	—	4,498,876
Carlie C. McLamb, Jr.	25,532,802	—	82,973	—	4,498,876
John W. McCauley	25,512,655	—	103,120	—	4,498,876
Richard H. Moore	24,517,376	—	1,098,399	—	4,498,876
Dexter V. Perry	25,512,932	—	102,843	—	4,498,876
O. Temple Sloan, III	24,892,038	—	723,737	—	4,498,876
Frederick L. Taylor, II	24,131,507	—	1,484,268	—	4,498,876
Virginia C. Thomasson	24,015,728	—	1,600,047	—	4,498,876
Dennis A. Wicker	24,067,770	—	1,548,005	—	4,498,876

Proposal 2: To ratify the appointment of BDO USA, LLP as the independent auditors of the Company for 2022.	29,974,244	91,934	—	48,473	—

Proposal 3: To approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers (“Say-on-Pay”).	23,767,467	1,631,858	—	216,450	4,498,876

Proposal 4: To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 40 million to 60 million.	29,534,998	538,557	—	41,096	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

First Bancorp

Dated: May 10, 2022	/s/ Richard H. Moore
Richard H. Moore
Chief Executive Officer

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